                                                                     Exhibit 19

                    STRONG VARIABLE INSURANCE FUNDS, INC.
                                 (Registrant)

                              POWER OF ATTORNEY

     Each person whose signature appears below, constitutes and appoints John Dragisic, Thomas P. Lemke, Lawrence A. Totsky, Stephen J. Shenkenberg, and
John S. Weitzer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         Name                        Title                            Date
         ----                        -----                            ----
                           President of the Board
                           (Principal Executive
                           Officer and acting
                           Principal Financial and
/s/John Dragisic           Accounting Officer) and a Director    April 24, 1997
-------------------------
John Dragisic


/s/Richard S. Strong       Chairman of the Board and a Director  April 24, 1997
-------------------------
Richard S. Strong


/s/Marvin E. Nevins        Director                              April 24, 1997
-------------------------
Marvin E. Nevins


/s/Willie D. Davis         Director                              April 24, 1997
-------------------------
Willie D. Davis


/s/William F. Vogt         Director                              April 24, 1997
-------------------------
William F. Vogt


/s/Stanley Kritzik         Director                              April 24, 1997
-------------------------
Stanley Kritzik
